BROWN ADVISORY INTERMEDIATE BOND FUND

                       Supplement Dated December 10, 2002
                       to Prospectus Dated October 1, 2002

1.   NAME CHANGE

     BrownIA Intermediate Bond Fund recently changed its name to Brown Advisory Intermediate Bond Fund. All references to BrownIA Intermediate Bond Fund in the Prospectus, and any supplements thereto, shall be deemed to be references to Brown Advisory Intermediate Bond Fund.

2.   IMPOSITION OF REDEMPTION FEE (EFFECTIVE JANUARY 9, 2003)

     In order to reflect the imposition of a redemption or exchange fee on certain redemptions and exchanges of Institutional Shares of Brown Advisory Intermediate Bond Fund, effective January 9, 2003, please note the following amendments to the Prospectus:

     The section of the Prospectus entitled "Fee Table" on page 8 is amended by deleting the charts entitled "Shareholder Fees" and "Annual Fund Operating Expenses" and replacing them with the following charts:

     SHAREHOLDER FEES

     (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                    INSTITUTIONAL              A
                                                                                       SHARES                SHARES
     Maximum Sales Charge (Load) Imposed on Purchases                                   None                1.50%(1)
     (as a percentage of the offering price)
     Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a                  None                0.50%(2)
     percentage of the sale price)
     Maximum Sales Charge (Load) Imposed on Reinvested Distributions                    None                  None
     Redemption Fee                                                                   1.00%(3)                None
     Exchange Fee                                                                     1.00%(3)                None
     ANNUAL FUND OPERATING EXPENSES(4)
     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                                                                    INSTITUTIONAL              A
                                                                                       SHARES                SHARES
     Management Fees                                                                    0.35%                0.35%
     Distribution (12b-1) Fees                                                          None                 0.25%
     Other Expenses                                                                     0.30%                0.35%
     TOTAL ANNUAL FUND OPERATING EXPENSES                                               0.65%                0.95%
     Waivers and Reimbursements(5)                                                      0.20%                0.25%
     NET ANNUAL FUND OPERATING EXPENSES(5)                                              0.45%                0.70%

     (1)  No initial sales charge applies to purchases of $1 million or more.
     (2) A contingent deferred sales charge of 0.50% will be charged on purchases of $1 million or more that are liquidated in whole or in part within two years of purchase.
     (3) The redemption or exchange of the Fund's Institutional Shares is subject to a redemption or exchange fee of 1.00% of the current net asset value of shares redeemed or exchanged. The redemption or exchange fee does not apply to redemptions or exchanges of the Fund's Institutional Shares purchased prior to January 9, 2003 or shares redeemed or exchanged after 180 days from the date of purchase.
     (4) Based on annualized estimated amounts for the Fund's fiscal year ending December 31, 2002.
     (5) Based on contractual fee waivers and expense reimbursements that may decrease after September 30, 2003.

     The section of the Prospectus entitled "Your Account - General Information" is amended by deleting the second paragraph of that section on page 13 and replacing it with the following paragraph:

         You may purchase, sell (redeem) or exchange each Fund at the net asset value ("NAV") of a share of that class next calculated plus any applicable sales charge (minus any applicable sales charge or redemption/exchange fee in the case of a redemption or exchange) after the Transfer Agent receives your request in proper form (as described in this Prospectus on pages 14 through 24). For instance, if the Transfer Agent receives your purchase, redemption or exchange request in proper form after 4:00 p.m., Eastern time, your transaction will be priced at the next business day's NAV of the relevant Fund class plus any applicable sales charge (minus any applicable sales charge or redemption/exchange fee in case of a redemption  or  exchange).  The Fund cannot  accept  orders that  request a
     particular  day  or  price  for  the   transaction  or  any  other  special
     conditions.

     The section of the Prospectus entitled "Your Account - Selling Shares" is amended by adding the following disclosure after the subsection entitled "Your Account - Selling Shares - Signature Guarantee Requirements" on page 19:

         REDEMPTION FEE The sale of the Fund's Institutional Shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed. The redemption fee does not apply to redemptions of shares purchased prior to January 9, 2003 or shares redeemed after 180 days from the date of purchase. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund's Institutional Shares to help offset transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the redemption fee at any time.

         The section of the Prospectus entitled "Your Account - Choosing A Share Class" is amended by adding the following bullet point to that section of the chart on page 21 entitled "Institutional Shares:"

          o Redemption fee of 1.00%. The redemption fee does not apply to shares purchased prior to January 9, 2003 or to shares redeemed after 180 days from the date of purchase

     The section of the Prospectus entitled "Your Account - Exchange Privileges" on page 24 is amended by adding the following paragraph before to the subsection entitled "Your Account - Exchange Privileges - Requirements":

              Be sure to confirm with the Transfer Agent that the fund into which you exchange is available for sale in your state. Not all funds available for exchange may be available for purchase in your state. If you exchange into a fund that imposes a higher sales charge than the Fund class in which you invest, you will have to pay the difference between that fund's sales charge and the sales charge of the Fund class in which you invest at the time of exchange. Because exchanges are a sale and purchase of shares, they may have tax consequences. In addition, the exchange of the Fund's Institutional Shares is subject to an exchange fee of 1.00% of the NAV of shares exchanged. The exchange fee does not apply to the exchange of the Fund's Institutional Shares purchased prior to January 9, 2003 or Institutional Shares exchanged after 180 days of purchase. To calculate exchange fees, the Fund uses the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the exchange is compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the exchange fee at any time.